UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 13, 2004

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 14 pages.

ITEM 12.   Results of Operations and Financial Condition

          The purpose of this Current Report on Form 8-K is to file BB&T’s fourth quarter 2003 earnings release.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued January 13, 2004

January 13, 2004

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS		MEDIA
Tom A. Nicholson	Scott E. Reed	Bob Denham
Senior Vice President	Sr. Exec. Vice President	Senior Vice President
Investor Relations	Chief Financial Officer	Public Relations
(336) 733-3058	(336) 733-3088	(336) 733-1002

BB&T posts record operating results for 2003;
operating earnings up 9.6% in the fourth quarter

Merger charges and nonrecurring items cause 9.6% decrease in net income

          WINSTON-SALEM, N.C. — BB&T Corporation (NYSE: BBT) today reported earnings for the fourth quarter and the full year 2003. For the fourth quarter, net income totaled $305.0 million, or $.55 per diluted share. These results reflect decreases of 9.6% and 21.4%, respectively, compared with $337.3 million and $.70 per diluted share earned during the fourth quarter of 2002. The current period performance was negatively affected by merger-related expenses principally associated with the acquisition of First Virginia Banks, Inc., and a one-time charge related to deferred income taxes associated with BB&T’s leasing operations, which collectively totaled $71.8 million on an after-tax basis.

          Excluding the effects of the merger-related expenses and the one-time charge, operating earnings totaled $376.8 million for the fourth quarter of 2003, an increase of 9.6% compared to 2002. Diluted operating earnings per share for the fourth quarter were $.69, a decrease of 4.2% compared with $.72 earned during the same period last year.

          BB&T’s fourth quarter 2003 net income produced annualized returns on average assets and average shareholders’ equity of 1.34% and 11.98%, respectively. On an operating basis, the annualized returns on average assets and average shareholders’ equity were 1.66% and 14.80%, respectively.

MORE

          Cash basis operating results exclude the effects of intangible assets and related amortization expenses, net amortization of purchase accounting mark-to-market adjustments, merger-related charges and nonrecurring items. Cash basis operating earnings totaled $393.6 million for the fourth quarter of 2003, an increase of 13.9% compared to the fourth quarter of 2002. Fourth quarter cash basis diluted earnings per share were $.72, equal to the amount earned in the fourth quarter last year.

          Cash basis operating earnings for the fourth quarter of 2003 produced an annualized return on average tangible assets of 1.81% and an annualized return on average tangible shareholders’ equity of 25.84%.

          For the full year 2003, net income totaled $1.1 billion, or $2.07 per diluted share. These results reflect decreases of 18.3% and 23.9%, respectively, compared to 2002. Excluding merger-related charges and nonrecurring items, operating earnings for 2003 totaled $1.4 billion, an increase of 8.0% compared with the prior year, and operating earnings per diluted share were $2.77, an increase of 0.7% compared to 2002.

          “BB&T realized many significant accomplishments during 2003,” said Chairman and Chief Executive Officer John A. Allison. “We have made a number of important investments for the future, particularly our acquisition of First Virginia, the largest bank merger in our history, our pending acquisition of McGriff, Seibels & Williams, the largest insurance acquisition in our history, and our pending merger with Republic Bancshares, which will greatly enhance our franchise in Florida.

          “While we are reasonably pleased with our overall performance for 2003 and confident about our opportunities for the future, slow commercial loan demand in our core markets and the integration of recent acquisitions have slowed the pace of our earnings growth and will continue to do so into 2004,” said Allison. “Based on current internal forecasts, we project diluted operating earnings per share in the range of $2.85 to $2.95 for 2004, which equates to a range of $2.99 to $3.09 on a cash basis.” Calculated on a basis consistent with generally accepted accounting principles, management projects net income per diluted share for 2004 in the range of $2.81 to $2.91.

BB&T Again Named Nation’s #1 Small Business Lender

          For the fourth time in six years, the U.S. Small Business Administration has named BB&T the nation’s top “small business-friendly” lender. The annual ranking recognizes the financial institution from which small businesses were most successful in obtaining loans, and is an important measure of how well banks are meeting the credit needs of small businesses.

Noninterest Expenses Decrease Significantly

          BB&T’s noninterest expenses totaled $682.7 million in the fourth quarter of 2003 excluding $51.5 million in merger-related charges. Compared to the third quarter of 2003, noninterest expenses decreased 15.2% at an annualized rate excluding acquisitions. This decrease reflects initial cost savings and efficiencies from the recently completed acquisition of First Virginia as well as lower personnel costs resulting from slowed mortgage banking activity. Compared to the fourth quarter of 2002, noninterest expenses decreased 4.0% excluding the impact of acquisitions.

MORE

BB&T’s Noninterest Income Benefits from Solid Performances in Major Business Lines

          BB&T’s noninterest income generating businesses continued to experience overall growth despite a substantial decrease in income from mortgage banking. Total noninterest income was $471.0 million for the quarter, an increase of 3.2% compared with the same period in 2002. This increase was produced by solid growth from insurance commissions, investment banking and brokerage fees and commissions, fees from deposit-related services and other nondeposit fees and commissions.

          The growth in BB&T’s insurance agency network and insurance brokerage operations remained particularly strong with commissions increasing 16.5% to $102.1 million compared with $87.6 million earned during the fourth quarter of 2002. The growth in commission revenue resulted from both acquisitions and strong internal growth.

          BB&T’s investment banking and brokerage fees and commissions totaled $68.1 million for the fourth quarter of 2003, an increase of 26.6% compared to the $53.7 million earned in the fourth quarter last year. The increase resulted primarily because of growth in brokerage commissions and revenues from sales of annuities.

          Income from service charges on deposits totaled $122.1 million during the fourth quarter of 2003, an increase of 15.5% compared to the $105.7 million earned in the fourth quarter of 2002. BB&T’s total number of transaction accounts increased 26.1% during 2003, partially because of acquisitions, creating the increase in service charge income.

          Other nondeposit fees and commissions increased 26.6% to $73.6 million in the fourth quarter compared with the same quarter last year. This growth resulted primarily from higher bankcard income, which increased 25.5%, and fees from electronic payment services.

Asset Quality Remains Strong

          BB&T’s credit quality continued to improve during the fourth quarter and remains very strong. Nonperforming assets as a percentage of total assets were .49% at Dec. 31, 2003, equal to the ratio at Sept. 30, 2003, but down from .56% at Dec. 31, 2002. Annualized net charge-offs were .42% of average loans and leases for the fourth quarter of 2003, down from .51% in the fourth quarter of 2002. Excluding losses at BB&T’s specialized lending subsidiaries, annualized net charge-offs for the current quarter were .31% of average loans and leases compared to .40% for the same period in 2002. For the full year 2003, net charge-offs were .43% of average loans and leases, down from .48% in 2002.

BB&T Expands in Fast-Growing Markets and Profitable Business Lines

          On Oct. 13, 2003, BB&T successfully completed the systems conversion of the eight subsidiary banks acquired through the merger with First Virginia Banks, Inc., and on Oct. 14, 2003, more than 300 banking offices of the former First Virginia opened as BB&T branches. The acquisition of First Virginia substantially increased BB&T's market share in many of the most economically attractive markets in Virginia, Maryland, Washington, D.C., and Tennessee.

MORE

          On Dec. 2, 2003, BB&T announced plans to acquire Republic Bancshares Inc. ("Republic"), headquartered in St. Petersburg, Fla. Republic has $2.8 billion in assets and operates 71 banking offices along the Gulf Coast and in central and southern Florida, including key markets in Tampa, Clearwater, Orlando, West Palm Beach, Boca Raton and Fort Lauderdale. The merger would be BB&T's second in Florida following the acquisition of Regional Financial Corp. in Sept. 2002. These acquisitions represent the initial steps in BB&T's plans to expand and build a strong presence in Florida, one of America's fastest growing and economically dynamic states.

          On Nov. 11, 2003, BB&T Insurance Services announced plans to acquire McGriff, Seibels & Williams Inc. (“MSW”) of Birmingham, Ala., the largest privately held commercial insurance broker headquartered in the Southeast and the second largest in the United States. MSW specializes in large commercial and energy accounts, including many Fortune 500 companies, and its areas of expertise include energy and marine, financial services, commercial, construction, surety, employee benefits, healthcare and public entities. The acquisition of MSW will complement and diversify BB&T’s insurance operations and is expected to substantially increase BB&T’s revenues from insurance operations. Following the completion of this acquisition, which is expected in the first quarter of 2004, BB&T Insurance Services will be the sixth largest insurance broker in the nation.

          “Given the economic challenges of the last two years, we felt it was very important to expand and diversify our company to prepare for the future,” said Allison. “The acquisition of these companies will provide tremendous opportunities for growth and enhanced profitability as we integrate our products and sales system throughout the excellent First Virginia and Republic markets and utilize the national insurance presence provided through the McGriff acquisition.”

          At Dec. 31, 2003, BB&T had $90.5 billion in assets and operated more than 1,350 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Florida, Alabama, Indiana and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on Jan.12 was $37.79 per share.

          For additional information about BB&T’s financial performance, company news, products and services, please visit our Web site at www.BBandT.com.

Earnings Webcast

          To hear a live webcast of BB&T’s fourth quarter 2003 earnings conference call at 10:30 a.m. (EST) today, please visit our Web site at www.BBandT.com. Replays of the conference call will be available through our Web site until 5 p.m. (EST) Jan. 23.

#

          This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). BB&T’s management uses these non-GAAP measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities, as well as the amortization of intangibles and purchase accounting mark-to-market adjustments in the case of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on BB&T’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of BB&T’s core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

          This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/03	12/31/02	$	%

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$1,114,140	$1,138,023	$(23,883)	(2.1	) %
Interest expense	275,864	395,151	(119,287)	(30.2)
Net interest income - taxable equivalent	838,276	742,872	95,404	12.8
Less: Taxable equivalent adjustment	26,600	34,801	(8,201)	(23.6)
Net interest income	811,676	708,071	103,605	14.6
Provision for loan & lease losses	58,500	84,700	(26,200)	(30.9)
Net interest income after provision for loan & lease losses	753,176	623,371	129,805	20.8
Noninterest income (2)	471,015	456,621	14,394	3.2
Noninterest expense (3)	682,685	609,153	73,532	12.1
Operating earnings before income taxes	541,506	470,839	70,667	15.0
Provision for income taxes	164,657	127,122	37,535	29.5
Operating earnings (1)	$376,849	$343,717	$33,132	9.6%

PER SHARE DATA BASED ON OPERATING EARNINGS
Basic earnings	$.69	$.72	$(.03)	(4.2	) %
Diluted earnings	.69	.72	(.03)	(4.2)
Weighted average shares - Basic	544,871,908	474,905,234
Diluted	549,858,403	480,065,651
Dividends paid on common shares	$.32	$.29	$.03	10.3%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS
Return on average assets	1.66%	1.74%
Return on average equity	14.80	18.32
Net yield on earning assets (taxable equivalent)(4)	4.22	4.22
Efficiency ratio (taxable equivalent) (4)	52.7	51.4

CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$393,646	$345,564	$48,082	13.9%
Diluted earnings per share	.72	.72	--	--
Return on average tangible assets	1.81%	1.79%
Return on average tangible equity	25.84	24.58
Efficiency ratio (taxable equivalent) (4)	50.8	51.1

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/03	12/31/02	$	%

INCOME STATEMENTS
Interest income	$1,155,813	$1,103,222	$52,591	4.8%
Interest expense	275,864	395,151	(119,287)	(30.2)
Net interest income	879,949	708,071	171,878	24.3
Provision for loan & lease losses	58,500	84,700	(26,200)	(30.9)
Net interest income after provision for loan & lease losses	821,449	623,371	198,078	31.8
Noninterest income	471,015	456,621	14,394	3.2
Noninterest expense	734,136	619,566	114,570	18.5
Income before income taxes	558,328	460,426	97,902	21.3
Provision for income taxes	253,301	123,171	130,130	105.6
Net income	$305,027	$337,255	$(32,228)	(9.6	) %

PER SHARE DATA
Basic earnings	$.56	$.71	$(.15)	(21.1	) %
Diluted earnings	.55	.70	(.15)	(21.4)
Weighted average shares - Basic	544,871,908	474,905,234
Diluted	549,858,403	480,065,651

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.34%	1.71%
Return on average equity	11.98	17.97

NOTES:		Applicable ratios are annualized.
	(1)	Operating earnings statements exclude the effect of merger-related and nonrecurring charges. These charges totaled $71.8 million and $6.5 million, net of tax, in the fourth quarters of 2003 and 2002, respectively. See Reconciliation Tables included herein.
	(2)	Excluding purchase accounting transactions, noninterest income would have decreased $25.8 million, or 5.2% for the quarter, compared to the same period in 2002.
	(3)	Excluding purchase accounting transactions, noninterest expense would have decreased $28.2 million, or 4.0% for the quarter, compared to the same period in 2002.
	(4)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage banking-related derivatives, merger-related charges and nonrecurring charges. See Reconciliation Tables included herein.
	(5)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

	For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/03	12/31/02	$	%

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$4,397,784	$4,584,608	$(186,824)	(4.1	) %
Interest expense	1,272,787	1,686,584	(413,797)	(24.5)
Net interest income - taxable equivalent	3,124,997	2,898,024	226,973	7.8
Less: Taxable equivalent adjustment	111,265	150,564	(39,299)	(26.1)
Net interest income	3,013,732	2,747,460	266,272	9.7
Provision for loan & lease losses	248,000	263,700	(15,700)	(6.0)
Net interest income after provision for loan & lease losses	2,765,732	2,483,760	281,972	11.4
Noninterest income (2)	1,889,135	1,592,395	296,740	18.6
Noninterest expense (3)	2,610,371	2,246,178	364,193	16.2
Operating earnings before income taxes	2,044,496	1,829,977	214,519	11.7
Provision for income taxes	620,662	512,042	108,620	21.2
Operating earnings (1)	$1,423,834	$1,317,935	$105,899	8.0%

PER SHARE DATA BASED ON OPERATING EARNINGS
Basic earnings	$2.79	$2.78	$.01	.4%
Diluted earnings	2.77	2.75	.02	.7
Weighted average shares - Basic	509,850,763	473,303,770
Diluted	514,082,392	478,792,558
Dividends paid on common shares	$1.22	$1.10	$.12	10.9%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS
Return on average assets	1.67%	1.74%
Return on average equity	16.01	18.53
Net yield on earning assets (taxable equivalent)(4)	4.15	4.25
Noninterest income as a percentage of
total income (taxable equivalent) (4)	36.9	35.0
Efficiency ratio (taxable equivalent) (4)	52.4	50.2

CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$1,465,632	$1,330,675	$134,957	10.1%
Diluted earnings per share	2.85	2.78	.07	2.5
Return on average tangible assets	1.78%	1.79%
Return on average tangible equity	24.81	23.93
Efficiency ratio (taxable equivalent) (4)	51.1	49.8

	For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/03	12/31/02	$	%

INCOME STATEMENTS
Interest income	$4,354,792	$4,434,044	$(79,252)	(1.8	) %
Interest expense	1,272,787	1,686,584	(413,797)	(24.5)
Net interest income	3,082,005	2,747,460	334,545	12.2
Provision for loan & lease losses	248,000	263,700	(15,700)	(6.0)
Net interest income after provision for loan & lease losses	2,834,005	2,483,760	350,245	14.1
Noninterest income	1,889,135	1,592,395	296,740	18.6
Noninterest expense	3,106,110	2,285,458	820,652	35.9
Income before income taxes and cumulative effect of change in accounting principle	1,617,030	1,790,697	(173,667)	(9.7)
Provision for income taxes	552,127	497,468	54,659	11.0
Income before cumulative effect of change in accounting principle	1,064,903	1,293,229	(228,326)	(17.7)
Cumulative effect of change in accounting principle	--	9,780	(9,780)	NM
Net income	$1,064,903	$1,303,009	$(238,106)	(18.3	) %

PER SHARE DATA
Basic earnings
Income before cumulative effect of change in accounting principle	$2.09	$2.73	$(.64)	(23.4	) %
Cumulative effect of change in accounting principle	--	.02	(.02)	NM
Net income	2.09	2.75	(.66)	(24.0)
Diluted earnings
Income before cumulative effect of change in accounting principle	2.07	2.70	(.63)	(23.3)
Cumulative effect of change in accounting principle	--	.02	(.02)	NM
Net income	$2.07	$2.72	$(.65)	(23.9	) %

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.25%	1.72%
Return on average equity	11.97	18.32

NOTES:	(1)	Operating earnings statements exclude the effect of merger-related and nonrecurring charges and the cumulative effect of a change in accounting principle, which resulted in the recognition of income totaling $9.8 million in the first quarter of 2002. Merger-related and nonrecurring charges, net of tax, totaled $358.9 million and $24.7 million in 2003 and 2002, respectively. See Reconciliation Tables included herein.
	(2)	Excluding purchase accounting transactions, noninterest income would have increased $171.7 million, or 9.5% for the twelve months ended December 31, 2003, compared to 2002.
	(3)	Excluding purchase accounting transactions, noninterest expense would have increased $83.6 million, or 3.1% for the twelve months ended December 31, 2003, compared to 2002.
	(4)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage banking-related derivatives, merger-related charges and nonrecurring charges. See Reconciliation Tables included herein.
	(5)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

	As of / For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/03	12/31/02	$	%

CONSOLIDATED BALANCE SHEETS
End of period balances
Cash and due from banks	$2,217,961	$1,929,650	$288,311	14.9%
Interest-bearing deposits with banks	271,157	148,122	123,035	83.1
Federal funds sold and other earning assets	332,849	294,448	38,401	13.0
Securities available for sale	15,562,954	17,599,477	(2,036,523)	(11.6)
Securities held to maturity	60,122	55,523	4,599	8.3
Trading securities	693,819	148,488	545,331	367.3
Total securities	16,316,895	17,803,488	(1,486,593)	(8.4)
Commercial loans & leases	31,335,752	29,054,232	2,281,520	7.9
Direct retail loans	12,130,101	9,400,230	2,729,871	29.0
Sales finance loans	6,035,662	3,410,890	2,624,772	77.0
Revolving credit loans	1,180,480	1,050,738	129,742	12.3
Mortgage loans	11,623,391	10,601,923	1,021,468	9.6
Total loans & leases	62,305,386	53,518,013	8,787,373	16.4
Allowance for loan & lease losses	784,937	723,685	61,252	8.5
Total earning assets	79,208,578	71,227,929	7,980,649	11.2
Premises and equipment, net	1,201,342	1,072,101	129,241	12.1
Goodwill	3,616,526	1,723,379	1,893,147	109.9
Other intangible assets	401,944	148,824	253,120	170.1
Other assets	4,587,490	4,302,476	285,014	6.6
Total assets	90,466,613	80,216,816	10,249,797	12.8
Noninterest-bearing deposits	11,098,251	7,864,338	3,233,913	41.1
Money rate savings, savings & interest checking	24,656,038	20,260,493	4,395,545	21.7
CDs and other time deposits	23,595,496	23,155,185	440,311	1.9
Total deposits	59,349,785	51,280,016	8,069,769	15.7
Short-term borrowed funds	7,334,900	5,396,959	1,937,941	35.9
Long-term debt	10,807,700	13,587,841	(2,780,141)	(20.5)
Total interest-bearing liabilities	66,394,134	62,400,478	3,993,656	6.4
Other liabilities	3,039,497	2,564,086	475,411	18.5
Total liabilities	80,531,882	72,828,902	7,702,980	10.6
Total shareholders' equity	$9,934,731	$7,387,914	$2,546,817	34.5%

Average balances
Securities, at amortized cost	$17,057,880	$16,939,089	$118,791	.7%
Commercial loans & leases	30,090,041	28,044,371	2,045,670	7.3
Direct retail loans	10,642,719	8,938,416	1,704,303	19.1
Sales finance loans	4,786,113	3,287,802	1,498,311	45.6
Revolving credit loans	1,079,692	982,923	96,769	9.8
Mortgage loans	11,258,504	9,597,905	1,660,599	17.3
Total loans & leases	57,857,069	50,851,417	7,005,652	13.8
Allowance for loan & lease losses	759,569	703,672	55,897	7.9
Other earning assets	548,403	439,097	109,306	24.9
Total earning assets	75,463,352	68,229,603	7,233,749	10.6
Total assets	85,327,728	75,779,033	9,548,695	12.6
Noninterest-bearing deposits	9,514,435	7,202,129	2,312,306	32.1
Money rate savings, savings & interest checking	22,124,600	18,187,514	3,937,086	21.6
CDs and other time deposits	25,309,123	23,728,465	1,580,658	6.7
Total deposits	56,948,158	49,118,108	7,830,050	15.9
Short-term borrowed funds	5,140,843	5,393,479	(252,636)	(4.7)
Long-term debt	11,710,281	12,134,712	(424,431)	(3.5)
Total interest-bearing liabilities	64,284,847	59,444,170	4,840,677	8.1
Total shareholders' equity	$8,895,232	$7,113,490	$1,781,742	25.0%

		As of / For the Quarter Ended

(Dollars in thousands)		12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

MISCELLANEOUS INFORMATION (1)

Unrealized appreciation (depreciation) on
securities available for sale, net of tax		$11,450	$98,196	$240,474	$280,309	$329,149
Derivatives (notional value)		14,608,690	9,625,035	12,377,125	13,195,050	11,697,739
Fair value of derivatives portfolio		136,025	184,467	274,749	179,474	149,498
Common stock prices (daily close):	High	39.66	38.15	35.90	38.63	38.23
	Low	36.52	33.77	31.75	31.15	31.26
	End of period	38.64	35.91	34.30	31.43	36.99
Weighted average shares -	Basic	544,871,908	551,018,984	471,713,450	470,529,359	474,905,234
	Diluted	549,858,403	555,543,993	475,293,564	474,348,203	480,065,651
End of period shares outstanding		541,942,987	548,886,598	472,118,220	471,218,625	470,452,260
End of period banking offices		1,359	1,456	1,109	1,118	1,122
ATMs		1,880	1,948	1,675	1,694	1,698

NOTES:		All items referring to loans and leases include loans held for sale and are net of unearned income.
	(1)	BB&T had approximately 26,300 full-time equivalent employees at December 31, 2003.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands, except per share data)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent
Interest & fees on loans & leases	$925,614	$931,997	$853,094	$858,137	$899,264
Interest & dividends on securities	186,210	191,261	218,872	224,940	236,880
Interest on short-term investments	2,316	1,798	1,744	1,801	1,879
Total interest income - taxable equivalent	1,114,140	1,125,056	1,073,710	1,084,878	1,138,023
Interest expense
Interest on deposits	171,380	184,168	192,505	207,624	231,021
Interest on short-term borrowed funds	15,033	14,651	15,494	13,664	18,770
Interest on long-term debt	89,451	93,291	134,112	141,414	145,360
Total interest expense	275,864	292,110	342,111	362,702	395,151
Net interest income - taxable equivalent	838,276	832,946	731,599	722,176	742,872
Less: Taxable equivalent adjustment	26,600	26,488	28,179	29,998	34,801
Net interest income	811,676	806,458	703,420	692,178	708,071
Provision for loan & lease losses	58,500	65,000	61,500	63,000	84,700
Net interest income after provision for
loan & lease losses	753,176	741,458	641,920	629,178	623,371
Noninterest income
Service charges on deposits	122,120	121,981	96,645	96,778	105,686
Mortgage banking income (loss)	53,786	117,463	(32,711)	59,972	103,010
Investment banking & brokerage fees & commissions	68,052	65,306	60,094	51,909	53,742
Trust revenue	29,099	31,871	26,248	26,009	19,750
Insurance commissions	102,070	103,592	101,500	88,658	87,618
Other nondeposit fees & commissions	73,618	73,312	60,770	56,272	58,135
Securities gains (losses), net	(7,529)	(29,127)	109,500	34,234	1,508
Other noninterest income	29,799	27,705	39,050	31,089	27,172
Total noninterest income	471,015	512,103	461,096	444,921	456,621
Noninterest expense
Personnel expense	374,788	412,350	367,497	352,701	350,213
Occupancy & equipment expense	100,463	97,352	85,625	87,727	87,383
Foreclosed property expense	6,556	5,163	3,541	4,069	3,226
Amortization of intangibles	21,100	20,990	6,806	6,754	3,203
Other noninterest expense	179,778	173,393	155,610	148,108	165,128
Total noninterest expense	682,685	709,248	619,079	599,359	609,153
Operating earnings before income taxes	541,506	544,313	483,937	474,740	470,839
Provision for income taxes	164,657	165,055	147,009	143,941	127,122
Operating earnings (1)	$376,849	$379,258	$336,928	$330,799	$343,717

PER SHARE DATA BASED ON
OPERATING EARNINGS
Basic earnings	$.69	$.69	$.71	$.70	$.72
Diluted earnings	.69	.68	.71	.70	.72
Dividends paid on common shares	.32	.32	.29	.29	.29
Book value per share	$18.33	$18.61	$16.32	$16.05	$15.70

PERFORMANCE RATIOS BASED ON
OPERATING EARNINGS
Return on average assets	1.66%	1.66%	1.67%	1.69%	1.74%
Return on average equity	14.80	14.73	17.45	17.94	18.32
Net yield on earning assets (taxable equivalent) (2)	4.22	4.17	4.06	4.13	4.22
Efficiency ratio (taxable equivalent) (2)	52.7	53.0	52.0	51.6	51.4
Noninterest income as a percentage of
total income (taxable equivalent) (2)	34.7	37.3	38.2	37.4	37.0
Equity as a percentage of total assets
end of period	11.0	11.3	9.6	9.5	9.2
Average earning assets as a percentage of
average total assets	87.9	87.6	89.3	89.2	89.5
Average loans & leases as a percentage of
average deposits	100.7	99.4	102.9	104.1	105.5
CASH BASIS PERFORMANCE BASED ON
OPERATING EARNINGS (1) (3)
Cash basis operating earnings	$393,646	$395,987	$341,080	$334,919	$345,564
Diluted earnings per share	.72	.71	.72	.71	.72
Return on average tangible assets	1.81%	1.81%	1.73%	1.76%	1.79%
Return on average tangible equity	25.84	25.62	23.38	24.26	24.58
Efficiency ratio (taxable equivalent) (2)	50.8	51.2	51.4	51.0	51.1

NOTES:		Applicable ratios are annualized.
	(1)	Operating income statements exclude the effect of merger-related and nonrecurring charges. These charges totaled $71.8 million, $263.4 million, $20.7 million, $3.1 million, and $6.5 million, net of tax, for the quarters ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively. See Reconciliation Tables included herein.
	(2)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage banking-related derivatives, merger-related charges and nonrecurring charges. See Reconciliation Tables included herein.
	(3)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$15,562,954	$16,032,688	$16,030,474	$16,721,662	$17,599,477
Securities held to maturity	60,122	57,076	55,099	57,489	55,523
Trading securities	693,819	710,387	180,711	172,789	148,488
Total securities	16,316,895	16,800,151	16,266,284	16,951,940	17,803,488
Commercial loans & leases	31,335,752	30,939,186	29,418,569	29,331,744	29,054,232
Direct retail loans	12,130,101	11,791,148	9,716,242	9,477,267	9,400,230
Sales finance loans	6,035,662	6,164,851	3,381,745	3,388,430	3,410,890
Revolving credit loans	1,180,480	1,111,208	1,059,313	1,037,135	1,050,738
Mortgage loans	11,623,391	11,166,084	11,368,328	10,542,311	10,601,923
Total loans & leases	62,305,386	61,172,477	54,944,197	53,776,887	53,518,013
Allowance for loan & lease losses	784,937	791,527	719,576	716,276	723,685
Other earning assets	604,006	603,425	533,478	435,066	442,570
Total earning assets	79,208,578	78,410,936	71,351,630	70,709,082	71,227,929
Total assets	90,466,613	90,355,131	80,444,806	79,647,890	80,216,816
Noninterest-bearing deposits	11,098,251	10,909,953	9,238,605	8,614,360	7,864,338
Money rate savings, savings & interest checking	24,656,038	24,449,000	19,555,522	19,465,408	20,260,493
CDs and other time deposits	23,595,496	25,936,345	23,561,639	23,161,261	23,155,185
Total deposits	59,349,785	61,295,298	52,355,766	51,241,029	51,280,016
Short-term borrowed funds	7,334,900	6,294,995	4,627,801	4,229,003	5,396,959
Long-term debt	10,807,700	9,837,910	12,831,350	13,565,934	13,587,841
Total interest-bearing liabilities	66,394,134	66,518,250	60,576,312	60,421,606	62,400,478
Total shareholders' equity	9,934,731	10,214,832	7,703,424	7,561,078	7,387,914
Goodwill	3,616,526	3,642,068	1,714,938	1,737,617	1,723,379
Core deposit & other intangibles	401,944	422,716	152,054	146,145	148,824
Total intangibles	4,018,470	4,064,784	1,866,992	1,883,762	1,872,203
Mortgage servicing rights	$334,931	327,376	$220,300	$313,805	$318,839

Average balances
Securities, at amortized cost	$16,937,451	$17,423,216	$17,432,923	$16,428,321	$16,103,478
Commercial loans & leases	31,051,475	30,847,264	29,331,495	29,100,165	28,916,175
Direct retail loans	11,931,318	11,597,522	9,586,676	9,417,240	9,353,640
Sales finance loans	6,146,540	6,185,324	3,386,056	3,380,763	3,417,700
Revolving credit loans	1,136,268	1,098,690	1,044,083	1,038,444	1,020,357
Mortgage loans	11,425,458	11,790,843	11,032,165	10,772,525	10,898,394
Total loans & leases	61,691,059	61,519,643	54,380,475	53,709,137	53,606,266
Allowance for loan & lease losses	794,394	792,914	720,432	729,456	731,126
Other earning assets	590,519	633,744	514,879	452,010	488,991
Total earning assets	79,219,029	79,576,603	72,328,277	70,589,468	70,198,735
Total assets	90,116,726	90,845,816	81,012,962	79,154,304	78,428,911
Noninterest-bearing deposits	10,967,480	11,023,396	8,326,827	7,687,410	7,753,037
Money rate savings, savings & interest checking	24,588,081	24,515,938	19,710,184	19,603,138	19,153,014
CDs and other time deposits	25,712,445	26,350,439	24,824,328	24,322,564	23,892,511
Total deposits	61,268,006	61,889,773	52,861,339	51,613,112	50,798,562
Short-term borrowed funds	6,006,630	5,763,994	4,744,761	4,019,301	4,626,091
Long-term debt	9,936,570	10,205,592	13,173,214	13,582,346	13,344,191
Total interest-bearing liabilities	66,243,726	66,835,963	62,452,487	61,527,349	61,015,807
Total shareholders' equity	$10,099,916	$10,215,142	$7,745,395	$7,477,149	$7,444,431

SELECTED CAPITAL INFORMATION (1)
Risk-based capital:
Tier 1	$6,160,586	$6,274,986	$5,684,767	$5,497,767	$5,290,310
Total	8,206,100	8,683,707	8,022,774	7,946,913	7,741,048
Risk-weighted assets	66,022,956	65,442,593	58,324,722	57,651,703	57,701,308
Average quarterly tangible assets	86,151,577	86,828,988	78,631,225	76,718,630	76,209,580
Risk-based capital ratios:
Tier 1	9.33%	9.59%	9.75%	9.54%	9.17%
Total	12.43	13.27	13.76	13.78	13.42
Leverage capital ratio	7.15	7.23	7.23	7.17	6.94
Equity as a percentage of total assets	11.0	11.3	9.6	9.5	9.2
Book value per share	$18.33	$18.61	$16.32	$16.05	$15.70

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income.
	(1)	Current quarter risk-based capital information is preliminary.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	12/31/03		9/30/03		6/30/03		3/31/03		12/31/02

ASSET QUALITY ANALYSIS
Allowance For Loan & Lease Losses
Beginning balance	$791,527		$719,576		$716,276		$723,685		$723,688
Allowance for acquired loans, net	--		68,768		--		1,267		(16,075)
Reclassification of allowance related
to unfunded commitments	--		--		--		(8,986)		--
Provision for loan & lease losses	58,500		65,000		61,500		63,000		84,700
Charge-offs	(86,840)		(74,753)		(76,815)		(76,867)		(83,067)
Recoveries	21,750		12,936		18,615		14,177		14,439

Net charge-offs	(65,090)		(61,817)		(58,200)		(62,690)		(68,628)

Ending balance	$784,937		$791,527		$719,576		$716,276		$723,685

Nonperforming Assets
Nonaccrual loans & leases	$350,440		$355,420		$363,524		$392,701		$374,842
Foreclosed real estate	78,964		70,178		64,347		60,110		55,448
Other foreclosed property	17,106		20,902		17,575		21,714		21,199
Restructured loans	592		613		145		175		175

Nonperforming assets	$447,102		$447,113		$445,591		$474,700		$451,664

Loans 90 days or more past due
& still accruing	$116,758		$121,907		$97,479		$93,609		$115,047
Loans 90 days or more past due & still accruing
as a percentage of total loans and leases	.19%		.20%		.18%		.17%		.21%

Asset Quality Ratios
Nonaccrual and restructured loans & leases
as a percentage of total loans & leases	.56%		.58%		.66%		.73%		.70%
Nonperforming assets as a percentage of:
Total assets	.49		.49		.55		.60		.56
Loans & leases plus
foreclosed property	.72		.73		.81		.88		.84
Net charge-offs as a percentage of
average loans & leases	.42		.40		.43		.47		.51
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.31		.30		.31		.35		.40
Allowance for loan & lease losses as
a percentage of loans & leases	1.26		1.29		1.31		1.33		1.35
Allowance for loan & lease losses as
a percentage of loans & leases
held for investment	1.27		1.32		1.39		1.39		1.42
Ratio of allowance for loan & lease losses to:
Net charge-offs	3.04	x	3.23	x	3.08	x	2.82	x	2.66	x
Nonaccrual and restructured loans & leases	2.24		2.22		1.98		1.82		1.93

	As of / For the Twelve Months Ended				Increase (Decrease)

	12/31/03		12/31/02		$	%

Allowance For Loan & Lease Losses
Beginning balance	$723,685		$644,418		$79,267	12.3%
Allowance for acquired loans, net	70,035		62,099		7,936	NM
Reclassification of allowance related
to unfunded commitments	(8,986)		--		(8,986)	NM
Provision for loan & lease losses	248,000		263,700		(15,700)	(6.0)
Charge-offs	(315,275)		(297,149)		(18,126)	(6.1)
Recoveries	67,478		50,617		16,861	33.3

Net charge-offs	(247,797)		(246,532)		(1,265)	(.5)

Ending balance	$784,937		$723,685		$61,252	8.5%

Asset Quality Ratios
Net charge-offs as a percentage of
average loans & leases	.43%		.48%
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.32		.38
Ratio of allowance for loan & lease losses to
net charge-offs	3.17	x	2.94	x

	For the Quarter Ended

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

ANNUALIZED INTEREST YIELDS / RATES (2)
Interest income:
Securities & other	4.30	4.28	4.92	5.38	5.76
Loans & leases	5.96	6.02	6.29	6.46	6.67

Total earning assets	5.60	5.62	5.95	6.20	6.45

Interest expense:
Interest-bearing deposits	1.35	1.44	1.73	1.92	2.13
Short-term borrowed funds	.98	.99	1.29	1.36	1.61
Long-term debt	3.55	3.60	4.04	4.16	4.33

Total interest-bearing liabilities	1.65	1.73	2.19	2.38	2.57

Net yield on earning assets	4.22	4.17	4.06	4.13	4.22

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.
	(2)	Fully taxable equivalent yields. Excludes nonrecurring items. Securities yields calculated based on amortized cost.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/03	12/31/02	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$31,051,475	$30,538,793	$512,682	1.7%
Direct retail loans	11,931,318	11,236,918	694,400	6.2
Sales finance loans	6,146,540	6,290,085	(143,545)	(2.3)
Revolving credit loans	1,136,268	1,054,650	81,618	7.7
Mortgage loans	11,425,458	11,193,803	231,655	2.1
Total loans & leases	61,691,059	60,314,249	1,376,810	2.3
Noninterest-bearing deposits	10,966,663	9,846,676	1,119,987	11.4
Interest-bearing transaction accounts	9,034,282	8,506,118	528,164	6.2
CDs and other time deposits	25,683,632	26,464,612	(780,980)	(3.0)
Other deposits	15,553,799	14,736,763	817,036	5.5
Total deposits	$61,238,376	$59,554,169	$1,684,207	2.8%

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$844,315	$868,622	$(24,307)	(2.8	) %
Noninterest income
Service charges on deposits	122,120	125,385	(3,265)	(2.6)
Mortgage banking income (2)	53,786	103,390	(49,604)	(48.0)
Investment banking & brokerage fees & commissions	68,052	54,383	13,669	25.1
Trust revenue	29,099	23,166	5,933	25.6
Insurance commissions	104,695	97,085	7,610	7.8
Other nondeposit fees & commissions	73,618	65,775	7,843	11.9
Securities gains (losses), net (2)	(7,529)	2,024	(9,553)	NM
Other income	29,799	28,271	1,528	5.4
Total noninterest income	473,640	499,479	(25,839)	(5.2)
Noninterest expense
Personnel expense	375,739	407,967	(32,228)	(7.9)
Occupancy & equipment expense	100,622	101,218	(596)	(0.6)
Other noninterest expense	208,658	204,070	4,588	2.2
Total noninterest expense	$685,019	$713,255	$(28,236)	(4.0	) %

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/03	9/30/03	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$31,051,475	$30,847,264	$204,211	2.6%
Direct retail loans	11,931,318	11,597,522	333,796	11.4
Sales finance loans	6,146,540	6,185,324	(38,784)	(2.5)
Revolving credit loans	1,136,268	1,098,690	37,578	13.6
Mortgage loans	11,425,458	11,790,843	(365,385)	(12.3)
Total loans & leases	61,691,059	61,519,643	171,416	1.1
Noninterest-bearing deposits	10,966,663	11,015,110	(48,447)	(1.7)
Interest-bearing transaction accounts	9,034,282	8,977,154	57,128	2.5
CDs and other time deposits	25,683,632	26,019,828	(336,196)	(5.1)
Other deposits	15,553,799	15,289,363	264,436	6.9
Total deposits	$61,238,376	$61,301,455	$(63,079)	(0.4	) %

SELECTED INCOME STATEMENT ITEMS BASED ON OPERATING
EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$844,315	$838,985	$5,330	2.5%
Noninterest income
Service charges on deposits	122,120	121,981	139	0.5
Mortgage banking income (2)	53,786	117,463	(63,677)	NM
Investment banking & brokerage fees & commissions	68,052	65,306	2,746	16.7
Trust revenue	29,099	31,871	(2,772)	(34.5)
Insurance commissions	104,695	106,576	(1,881)	(7.0)
Other nondeposit fees & commissions	73,618	73,312	306	1.7
Securities gains (losses), net (2)	(7,529)	(29,127)	21,598	NM
Other income	29,799	26,633	3,166	47.2
Total noninterest income	473,640	514,015	(40,375)	(31.2)
Noninterest expense
Personnel expense	375,739	413,561	(37,822)	(36.3)
Occupancy & equipment expense	100,622	97,504	3,118	12.7
Other noninterest expense	208,658	201,263	7,395	14.6
Total noninterest expense	$685,019	$712,328	$(27,309)	(15.2	) %

NOTES:		Applicable growth rates are annualized.
	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions during 2003 and 2002.
	(2)	Mortgage banking income includes recaptures of $20.4 million and $88.9 million for the three months ended December 31, 2003 and September 30, 2003, respectively, and provisions for the impairment of mortgage servicing rights totaling $109.3 million and $36.9 million for the three months ended June 30, 2003 and March 31, 2003, respectively. The provisions for impairment are substantially offset by net securities gains.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 12	Investor Relations	FAX (336) 733-3132

	For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/03	12/31/02	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$30,832,941	$30,232,189	$600,752	2.0%
Direct retail loans	11,545,980	10,960,368	585,612	5.3
Sales finance loans	6,177,615	6,242,091	(64,476)	(1.0)
Revolving credit loans	1,096,235	1,021,966	74,269	7.3
Mortgage loans	11,346,000	10,686,969	659,031	6.2
Total loans & leases	60,998,771	59,143,583	1,855,188	3.1
Noninterest-bearing deposits	10,584,247	9,333,719	1,250,528	13.4
Interest-bearing transaction accounts	8,892,334	8,029,417	862,917	10.7
CDs and other time deposits	26,377,032	27,118,299	(741,267)	(2.7)
Other deposits	15,244,512	14,611,530	632,982	4.3
Total deposits	$61,098,125	$59,092,965	$2,005,160	3.4%

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$3,373,229	$3,465,459	$(92,230)	(2.7	) %
Noninterest income
Service charges on deposits	474,546	482,146	(7,600)	(1.6)
Mortgage banking income (2)	198,871	86,246	112,625	130.6
Investment banking & brokerage fees & commissions	246,309	213,609	32,700	15.3
Trust revenue	120,529	117,201	3,328	2.8
Insurance commissions	419,383	371,911	47,472	12.8
Other nondeposit fees & commissions	278,637	240,235	38,402	16.0
Securities gains (losses), net (2)	112,908	170,729	(57,821)	(33.9)
Other income	128,993	126,403	2,590	2.0
Total noninterest income	1,980,176	1,808,480	171,696	9.5
Noninterest expense
Personnel expense	1,618,332	1,559,427	58,905	3.8
Occupancy & equipment expense	397,805	405,575	(7,770)	(1.9)
Other noninterest expense	779,943	747,477	32,466	4.3
Total noninterest expense	$2,796,080	$2,712,479	$83,601	3.1%

	For the Three Months Ended

(Dollars in thousands, except per share data)	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

RECONCILIATION TABLE
Net income	$305,027	$115,891	$316,237	$327,748	$337,255
Merger-related charges, net of tax	30,176	14,829	6,998	3,051	6,462
Other, net of tax (5)	41,646	248,538	13,693	--	--
Operating earnings	376,849	379,258	336,928	330,799	343,717
Amortization of intangibles, net of tax	12,871	12,804	4,152	4,120	1,847
Amortization of mark-to-market adjustments, net of tax	3,926	3,925	--	--	--
Cash basis operating earnings	393,646	395,987	341,080	334,919	345,564

Return on average assets	1.34%	.51%	1.57%	1.68%	1.71%
Effect of merger-related charges, net of tax	.13	.06	.03	.01	.03
Effect of other, net of tax (5)	.19	1.09	.07	--	--
Operating return on average assets	1.66	1.66	1.67	1.69	1.74
Effect of amortization of intangibles, net of tax (4)	.13	.13	.06	.07	.05
Effect of amortization of mark-to-market adjustments, net	.02	.02	--	--	--
Cash basis operating return on average
tangible assets	1.81	1.81	1.73	1.76	1.79

Return on average equity	11.98%	4.50%	16.38%	17.78%	17.97%
Effect of merger-related charges, net of tax	1.19	.58	.36	.16	.35
Effect of other, net of tax (5)	1.63	9.65	.71	--	--
Operating return on average equity	14.80	14.73	17.45	17.94	18.32
Effect of amortization of intangibles, net of tax (4)	10.89	10.64	5.93	6.32	6.26
Effect of amortization of mark-to-market adjustments, net	.15	.25	--	--	--
Cash basis operating return on average
tangible equity	25.84	25.62	23.38	24.26	24.58

Efficiency ratio (taxable equivalent) (3)	59.7%	83.7%	54.7%	52.0%	52.3%
Effect of merger-related charges	(4.0)	(1.7)	(.9)	(.4)	(.9)
Effect of other (5)	(3.0)	(29.0)	(1.8)	--	--
Operating efficiency ratio (3)	52.7	53.0	52.0	51.6	51.4
Effect of amortization of intangibles	(1.6)	(1.6)	(.6)	(.6)	(.3)
Effect of amortization of mark-to-market adjustments	(.3)	(.2)	--	--	--
Cash basis operating efficiency ratio (3)	50.8	51.2	51.4	51.0	51.1

Basic earnings per share	$.56	$.21	$.67	$.70	$.71
Effect of merger-related charges, net of tax	.06	.03	.01	--	.01
Effect of other, net of tax (5)	.07	.45	.03	--	--
Operating basic earnings per share	.69	.69	.71	.70	.72

Diluted earnings per share	$.55	$.21	$.67	$.69	$.70
Effect of merger-related charges, net of tax	.05	.03	.01	.01	.02
Effect of other, net of tax (5)	.09	.44	.03	--	--
Operating diluted earnings per share	.69	.68	.71	.70	.72
Effect of amortization of intangibles, net of tax	.02	.02	.01	.01	--
Effect of amortization of mark-to-market adjustments, net	.01	.01	--	--	--
Cash basis operating diluted earnings per share	.72	.71	.72	.71	.72

Net yield on earning assets (taxable equivalent)	3.89%	4.17%	4.06%	4.13%	4.22%
Effect of other, net of tax (5)	.33	--	--	--	--
Operating net yield on earning assets	4.22	4.17	4.06	4.13	4.22

NOTE:	See Page 13 for footnote explanations.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 13	Investor Relations	FAX (336) 733-3132

	For the Twelve Months Ended

(Dollars in thousands, except per share data)	12/31/03	12/31/02

RECONCILIATION TABLE
Net income	$1,064,903	$1,303,009
Merger-related charges, net of tax	55,054	24,706
Other, net of tax (5)	303,877	(9,780)
Operating earnings	1,423,834	1,317,935
Amortization of intangibles, net of tax	33,947	12,740
Amortization of mark-to-market adjustments, net of tax	7,851	--
Cash basis operating earnings	1,465,632	1,330,675

Return on average assets	1.25%	1.72%
Effect of merger-related charges, net of tax	.06	.03
Effect of other, net of tax (5)	.36	(.01)
Operating return on average assets	1.67	1.74
Effect of amortization of intangibles, net of tax (4)	.10	.05
Effect of amortization of mark-to-market adjustments, net of tax	.01	--
Cash basis operating return on average tangible assets	1.78	1.79

Return on average equity	11.97%	18.32%
Effect of merger-related charges, net of tax	.62	.35
Effect of other, net of tax (5)	3.42	(.14)
Operating return on average equity	16.01	18.53
Effect of amortization of intangibles, net of tax (4)	7.90	5.40
Effect of amortization of mark-to-market adjustments, net of tax	.90	--
Cash basis operating return on average tangible equity	24.81	23.93

Efficiency ratio (taxable equivalent) (3)	63.2%	51.1%
Effect of merger-related charges	(1.8)	(.9)
Effect of other (5)	(9.0)	--
Operating efficiency ratio (3)	52.4	50.2
Effect of amortization of intangibles	(1.2)	(.4)
Effect of amortization of mark-to-market adjustments	(.1)	--
Cash basis operating efficiency ratio (3)	51.1	49.8

Fee income ratio (3)	37.3%	35.1%
Effect of other (5)	(.4)	(.1)
Operating fee income ratio (3)	36.9	35.0

Basic earnings per share	$2.09	$2.75
Effect of merger-related charges, net of tax	.11	.05
Effect of other, net of tax (5)	.59	(.02)
Operating basic earnings per share	2.79	2.78

Diluted earnings per share	$2.07	$2.72
Effect of merger-related charges, net of tax	.11	.05
Effect of other, net of tax (5)	.59	(.02)
Operating diluted earnings per share	2.77	2.75
Effect of amortization of intangibles, net of tax	.07	.03
Effect of amortization of mark-to-market adjustments, net of tax	.01	--
Cash basis operating diluted earnings per share	2.85	2.78

Net yield on earning assets (taxable equivalent)	4.06%	4.25%
Effect of other, net of tax (5)	.09	--
Operating net yield on earning assets	4.15	4.25

NOTES:		Applicable ratios are annualized.
	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions during 2003 and 2002.
	(2)	Mortgage banking income includes net provisions for the impairment of mortgage servicing rights totaling $36.8 million and $152.4 million for the twelve months ended December 31, 2003 and 2002, respectively. These provisions are substantially offset by securities gains
	(3)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage banking-related derivatives. Operating and cash basis ratios also exclude merger-related and nonrecurring charges.
	(4)	Reflects the effect of excluding intangible assets from average assets and average equity to calculate cash basis ratios.
	(5)	Reflects nonrecurring contributions made by an affiliated trust totaling $13.7 million in the second quarter of 2003, a loss on early extinguishment of debt totaling $248.5 million in the third quarter of 2003, a one-time charge related to deferred income taxes associated with BB&T's leasing operations totaling $41.6 million in the fourth quarter of 2003, and a $9.8 million gain resulting from the cumulative effect of adopting a new accounting standard in the first quarter of 2002.
	NM	- not meaningful.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Senior Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:      January 13, 2004